SEASONS SERIES TRUST

Supplement to the Prospectus Dated July 29, 2002

(Class A Shares)

(Class B Shares)

In the section titled "MANAGEMENT," under the heading "Portfolio Management," the portfolio management disclosure with respect to Warren B. Lammert's management of the Janus/Growth component and Janus' portion of the Large Cap Growth Portfolio is deleted and replaced in its entirety with the following, effective March 3, 2003:
Portfolio or Managed Component	Manager(s)	Name and Title of Portfolio Manager (s) (and/or Management Team(s))	Experience
Janus/Growth component (Multi-Managed Seasons Portfolios)	Janus	Scott W. Schoelzel Vice President and Portfolio Manager

Mr. Schoelzel joined Janus in 1994. He manages the Janus Aspen Capital Appreciation Portfolio and the Janus Adviser Capital Appreciation Fund, as well as separate accounts in the Aggressive Growth discipline.

Large Cap Growth Portfolio	Janus	Scott W. Schoelzel Vice President and Portfolio Manager	See above.

Dated: March 4, 2003

Versions 2 & 3